UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Bylaw 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2008 (December 12, 2008)

ACI WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25346	47-0772104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Broadway, Suite 3350 New York, New York 10271
(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (646) 348-6700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 12, 2008, the Board of Directors of ACI Worldwide, Inc. (the “Company”), pursuant to Bylaw 38 of the Company’s Bylaws, amended Bylaw 8(c) and Bylaw 14(c) and adopted Amended and Restated Bylaws incorporating the amendments (the “Bylaws”).

Bylaw 8(c) – Advance Notice Provisions Related to Business Other than Director Nominations

The amendments to Bylaw 8(c) clarified that the advance notice provisions set forth in Bylaw 8(c) related to business to be properly requested by a stockholder to be brought before an annual meeting other than business relating to the nomination or election of directors, which is governed exclusively by Bylaw 14(c).  The amendments to Bylaw 8(c) also changed the advance notice provisions to provide that in order to be timely, written notice of any business requested by a stockholder to be brought before an annual meeting must be delivered to or mailed and received at the principal executive offices of the Company not less than 90 calendar days nor greater than 120 calendar days prior to the first anniversary of the date of the immediately preceding year’s annual meeting of stockholders.  Previously, Bylaw 8(c) set forth an advance notice window of not less than 60 nor more than 90 calendar days prior to the first anniversary of the date on which the Company first mailed its proxy materials for the preceding year’s annual meeting of stockholders.

Bylaw 14(c) – Advance Notice Provisions Related to Stockholder Director Nominations

The Company’s Board of Directors also amended Bylaw 14(c) to make the same changes to the advance notice window as those described above so that the in order to be timely, written notice of any director nomination by a stockholder must be delivered to or mailed and received at the principal executive offices of the Company not less than 90 calendar days nor greater than 120 calendar days prior to the first anniversary of the date of the immediately preceding year’s annual meeting of stockholders.  Previously, Bylaw 14(c) set forth an advance notice window of not less than 60 nor more than 90 calendar days prior to the first anniversary of the date on which the Company first mailed its proxy materials for the preceding year’s annual meeting of stockholders.  The amendments to Bylaw 14(c) also modified the information required to be included in the stockholder notice related to a director nomination to clarify that in addition to the name and address of the stockholder making the nomination, as they appear on the Company’s books, the notice must also include the name and principal business address of all (A) persons controlling, directly or indirectly, or acting in concert with, such stockholder, (B) beneficial owners of shares of stock of the Company owned of record or beneficially by such stockholder (with the term “beneficial ownership” as used herein to have the meaning given to that term in Rule 13d-3 under the Exchange Act) and (C) persons controlling, controlled by, or under common control with, any person specified in the foregoing clause (A) or (B) (with the term “control” as used herein to have the meaning given to that term in Rule 405 under the Securities Act of 1933, as amended) (any such person or beneficial owners set forth in the foregoing clauses (A), (B) and (C) shall be a “Stockholder Associated Person” for purposes of Bylaw 14(c)).

The amendments to Bylaw 14(c) also added a requirement that the stockholder notice disclose any derivative positions related to any class or series of securities of the Company held or beneficially held by the stockholder and each Stockholder Associated Person (as defined above); (v) whether and the extent to which any hedging, swap or other transactions or series of transactions have been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares of stock) has been made, the effect or intent of which is to mitigate loss to, or manage risk of stock price changes for, or to increase the voting power

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of, the stockholder or any Stockholder Associated Person with respect to any shares of stock of the Company.

Bylaw 14(c), as amended, now also provides that, if the Board so requires, to be eligible to be a nominee for election or reelection as a director of the Company, a person must deliver (in accordance with the time periods prescribed for delivery of notice under Bylaw 14(c)) to the Secretary at the principal executive offices of the Company a written questionnaire with respect to the identity, background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request) and a written representation and agreement (in the form provided by the Secretary upon written request) that such person (A) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Company, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Company or (2) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Company, with such person’s fiduciary duties under applicable law, (B) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Company with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed the questionnaire, and (C) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Company, and will comply, with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Company.

The Amended and Restated Bylaws adopted by the Board of Directors which incorporate the amendments to Bylaw 8(c) and Bylaw 14(c) described above are attached hereto as Exhibit 99.1, and are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.02	Amended and Restated Bylaws

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACI WORLDWIDE, INC.

/s/ Dennis P. Byrnes
Dennis P. Byrnes
Senior Vice President

Date: December 18, 2008

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EXHIBIT INDEX

Exhibit No.	Exhibit Description

3.02	Amended and Restated Bylaws